Exhibit (C-1)

NL 0001-0001

Redacted portions have been omitted as confidential and filed separately with the Commission

Project Snow

Buyer List why

08/01/2014

RBC Capital Markets®

Project Snow Update as of 8/1/14 (Summary List)

NL 0001-0002

Buyer	NDA and/or One-pager Sent	NDA Signed	CIM Sent	CIM Softcopy	Initial Bid Procedures Letter Sent	Initial Bid	Management Presentation	Final Bid Submitted
Interested Parties								
[redacted]	✓							
[redacted]	✓							
[redacted]	✓							
[redacted]								
[redacted]	✓							
[redacted]	✓	Negotiating						
[redacted]	✓	✓	07/21/14	✓				
[redacted]	✓	✓	07/22/14	✓				
[redacted]	✓	✓	07/25/14	✓				
[redacted]	✓							
[redacted]	✓	✓	07/21/14	✓				
[redacted]	✓	✓	07/21/14	✓				
[redacted]								
Total	**11**	**5**		**5**				
Non-interested Parties								
[redacted]	✓							
[redacted]	✓							
[redacted]	✓							
[redacted]	✓	✓	07/21/14	✓				
[redacted]	✓							
[redacted]	✓							
[redacted]	✓							
[redacted]	✓							
[redacted]	✓							

- Represents parties that are not interested.

Redacted portions have been omitted as confidential and filed separately with the Commission

NL 0001-0003

Project Snow Potential Buyers List Update as of 8/1/14

NDAs Sent: 20 NDAs Signed : 7 Sent 6 CIMs to 6 Companies Passed: 10

Buyer	Contact	Phone	Email	NDA / One-pager Sent	NDA Signed	CIM #	CIM Sent	CIM Softcopy	Pr. Ltr. Sent	Pass	Comment
Cable / Telco Operators											
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14							- [redacted] is currently under contract to buy [redacted] - 07/17: Spoke to [redacted] he will follow-up with [redacted] and get back to us on their level of interest.
[redacted]	[redacted]	[redacted]	[redacted]	7/23/14							
[redacted]	[redacted]	[redacted]	[redacted]	7/24/14							- Bid $630k for Aliceville last time. - [redacted] and [redacted] met with [redacted] on Thursday (07/24); expressed interest in participating.
[redacted]		[redacted]	[redacted]								- 7/17: Left VM with assistant.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14							- 07/17: Spoke to [redacted] is currently busy with an [redacted] financing for the systems they are acquiring from [redacted] But potentially interested in Aliceville.
[redacted]	[redacted]	[redacted]	[redacted]	7/22/14	Negotiating						- 07/22: Expressed interest, currently negotiating the NDA.
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/22/2014						✓	- 07/23: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/22/2014						✓	- 07/23: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14						✓	- 07/21: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14	7/18/14	1	7/21/14	7/21/14			- 07/17: Spoke to [redacted] interested. - 07/31: [redacted] is currently looking at other cable assets in [redacted] and will only participate in NCP-8 if able to complete this deal. [redacted] mentioned interest is dwindling in the [redacted] process.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14	7/18/14	1	7/21/14	7/21/14		✓	- 07/17: Spoke to [redacted] interested in [redacted] and possibly other systems from [redacted] - 07/31: Will pass given [redacted] is not included.

Redacted portions have been omitted as confidential and filed separately with the Commission

Project Snow Potential Buyers List Update as of 8/1/14

NDAs Sent: 20 NDAs Signed : 7 Sent 6 CIMs to 6 Companies Passed: 10

Buyer	Contact	Phone	Email	NDA / One-pager Sent	NDA Signed	CIM #	CIM Sent	CIM Softcopy	Pr. Ltr. Sent	Pass	Comment
[redacted]	[redacted]	[redacted]	[redacted]	7/21/14	7/22/14	1	7/22/14	7/22/14			- 07/21: Spoke to [redacted]nterested. He mentioned [redacted] is currently in the process of acquiring other cable systems in [redacted]
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/21/2014						✓	- 07/22: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14						✓	- 07/17: Spoke to [redacted] possibly interested in Aliceville, but may be too far from [redacted] closest system. - 07/22: Not interested, NCP-8 systems are too far from [redacted] current plant.
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/21/2014						✓	- 07/21: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/21/14	7/25/14	1	7/25/14	7/25/14			- 07/21: Sent email to [redacted] providing a map and high-level metrics. - 07/22: Interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/21/14							
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/21/2014						✓	- 07/22: Not interested. Would like to acquire [redacted]
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14	7/18/14	1	7/21/14	7/21/14			- 07/17: Spoke to [redacted] interested in Aliceville. - 07/31: Left VM for [redacted]
[redacted]	[redacted]	[redacted]	[redacted]	One-pager: 07/21/2014						✓	- 07/21: Not interested.
[redacted]	[redacted]	[redacted]	[redacted]	7/17/14	7/18/14	1	7/21/14	7/21/14			- 7/17: Left VM for [redacted] She sent follow-up e-mail expressing interest. - 07/31: Spoke to [redacted] who remains interested. [redacted] is currently modeling NCP-8. They believe there will be more capex spend required for both systems.
[redacted]	[redacted]	[redacted]	[redacted]							✓	- 07/31: Not interested.

Redacted portions have been omitted as confidential and filed separately with the Commission